                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

      Filed by the registrant /X/
      Filed by a party other than the registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to / / Rule 240.14a-11(c) or
                 / / Rule 240.14a-12

                      MBC HOLDING COMPANY
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required
/ /        $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or Item
           22(a)(2) of Schedule 14A
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                              MBC HOLDING COMPANY
                            882 WEST SEVENTH STREET
                              SAINT PAUL, MN 55102
                                 (651) 228-9173

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2000

                            ------------------------

To the Shareholders of MBC Holding Company:

    Notice is hereby given that the Annual Meeting of Shareholders of MBC Holding Company will be held on Wednesday, May 31, 2000, at 9:00 a.m. local time, at the Company's offices at 882 West Seventh Street, Saint Paul, Minnesota, for the following purposes:

    1. To elect seven (7) directors to serve until the next annual meeting of shareholders or until their successors are elected;

    2. To amend the Company's 1993 Stock Option Plan by increasing the number of shares authorized under the Plan; and

    3. To act upon any other matters that may properly be presented at the meeting.

    Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999.

    The Board of Directors has fixed the close of business on April 20, 2000, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

                                          By Order of the Board of Directors

                                          John J. Lee
                                          PRESIDENT

Saint Paul, Minnesota
May 5, 2000

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                              MBC HOLDING COMPANY

                                ----------------

                                PROXY STATEMENT

                             ---------------------

                     TIME, DATE AND PLACE OF ANNUAL MEETING

    This Proxy Statement is furnished to the shareholders of MBC Holding Company (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on May 31, 2000, or any adjournment or adjournments thereof. The Annual Meeting will be held at the Company's principal offices, 882 West Seventh Street, Saint Paul, Minnesota at 9:00 a.m. local time on May 31, 2000. The mailing of this proxy statement to shareholders of the Company commenced on or about May 5, 2000.

                        INFORMATION CONCERNING THE PROXY

    A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to MARK, SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. Any proxy given to this solicitation and received in time for the Annual Meeting will be voted in accordance with the instructions given in the proxy. The giving of a proxy does not preclude the right to vote in person should a shareholder giving the proxy so desire. Any shareholder giving a proxy may revoke it any time prior to its use, either in person at the Annual Meeting or by giving the Company's Secretary a written revocation or duly executed proxy bearing a later date. No such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

    The cost of this solicitation will be borne by the Company. In addition to the solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. No additional compensation will be paid to directors, officers or other regular employees for such services. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the name of nominees. The Company will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

    The total number of shares of capital stock of the Company outstanding and entitled to vote at the meeting as of April 20, 2000 was 3,506,860 shares of $.01 par value common stock (the "Common Stock") and 607,745 shares of Class A Convertible Preferred Stock (the "Preferred Stock") (collectively referred to as "Capital Stock"). Each share of Capital Stock is entitled to one vote and there is no cumulative voting. Only shareholders of record at the close of business on April 20, 2000 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

    Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated at the meeting to determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                        SECURITY OWNERSHIP OF PRINCIPAL
                          SHAREHOLDERS AND MANAGEMENT

    The only voting securities of the Company are shares of Common Stock and shares of Preferred Stock, of which 3,506,860 shares and 607,745 shares, respectively, were outstanding as of April 20, 2000. The following table includes information, as of April 20, 2000, concerning the beneficial ownership of the holdings of the voting stock of the Company by (i) all persons who are known by the Company to hold five percent (5%) or more of the Company's voting securities; (ii) each of the directors or nominees for director of the Company; and (iii) all directors and officers of the Company as a group.

NAME AND ADDRESS                                        SHARES BENEFICIALLY OWNED(1)   PERCENT OWNERSHIP
----------------                                        ----------------------------   -----------------
Bruce E. Hendry .....................................            2,148,829                   52.2%
Minnesota Brewing Management
Company; Minnesota Brewing
Limited Partnership(2)
882 West Seventh Street
Saint Paul, MN 55102

John J. Lee(3) ......................................              297,762                    7.2%
882 West Seventh Street
Saint Paul, MN 55102

Perkins Oppertunity Fund(4) .........................              250,000                    6.1%
730 East Lake Street
Wayzata, MN 55391

Robert Awsumb........................................               10,000                 *

John T. Elliott......................................                5,000                 *

Richard A. Perrine...................................               10,000                 *

James F. Freeman, III................................                   --                     --

Thomas L. Houts......................................                  500                 *

All Officers and Directors as a Group (7 persons)....            2,472,091                   60.1%

------------------------

*   Indicates ownership of less than one percent.

(1) Includes shares of Common Stock issuable upon the exercise of stock options granted to the following persons and exercisable within 60 days:
    Mr. Lee--33,334 shares; all officers and directors as a group--160,000 shares.

(2) Minnesota Brewing Limited Partnership (the "Partnership") is a Minnesota limited partnership that was established in September 1991. Minnesota Brewing Management Company is the General Partner of the Partnership and owns 4.8% of the Partnership interest in the Company as General Partner. Minnesota Brewing Management Company has the right to vote all shares held by the Partnership. Bruce E. Hendry is the sole shareholder of Minnesota Brewing Management Company and is a limited partner in the Partnership.

(3) Mr. Lee serves as the trustee for the Company's Employee Stock Ownership Plan ("ESOP"). The share totals for Mr. Lee include all of the 264,428 shares held by the ESOP. Mr. Lee disclaims any beneficial ownership in the shares held by the ESOP other than his respective interest.

(4) Based on a Schedule 13G dated February 2, 2000. Perkins Oppertunity Fund is an investment company registered with the Securities and Exchange Commission. Of the shares listed above, Perkins Oppertunity Fund has the sole voting power with respect to 250,000 shares and the sole dispositive power with respect to 250,000 shares.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The nominees named below have been nominated by the Board of Directors of the Company. Each nominee is currently a director of the Company. Each of the nominees named below upon election will serve until the next annual meeting or until his successor has been elected and qualified. If, for any reason, any of the nominees becomes unavailable for election, the proxies solicited by the Board of Directors will be voted for such nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees are not available or will not serve if elected. Unless otherwise indicated, each nominee has held his present occupation as set forth below, or has been an officer with the organization indicated, for more than the past five years.

--------------------------------------------------------------------------------

Bruce E. Hendry                    Chairman of the Board of Directors
Director since 1991                of the Company
Age--57

    Mr. Hendry has been the Chairman of the Board of the Company since its formation in 1991. Mr. Hendry has been employed as a registered representative with the investment banking firm of Dougherty & Company LLC (formerly Summit Investment Corporation) since October 1994. He has been involved in the restructuring of a number of financially distressed companies that have gone through reorganization, including Kaiser Steel Corporation, First Republic Bank Corporation, Erie Lackawanna, ET Railcar and Wickes Cos., Inc. Mr. Hendry is also the sole shareholder of Minnesota Brewing Management Company, the General Partner of the Partnership. See "Certain Transactions."

--------------------------------------------------------------------------------

John J. Lee                        President and Chief Executive
Director since 1997                Officer of the Company
Age--41

    Mr. Lee has been the President and Chief Executive Officer and a director of the Company since May 1997. From 1989 to 1995, he was the Chief Executive Officer of Rex Distributing, a beer distributor.

--------------------------------------------------------------------------------

Richard A. Perrine                 Senior Vice President
Director since 1996                The Hays Group, Inc.
Age--45

    Mr. Perrine has served as a director since November 1996. Mr. Perrine is a certified public accountant and since May 1996 has been employed by The Hays Group, Inc., an insurance brokerage firm. From 1991 to 1996, Mr. Perrine was a Tax Partner with the accounting firm of McGladrey & Pullen, LLP.

--------------------------------------------------------------------------------

Robert A. Awsumb                   President and Founding Partner
Director since 1998                Rambow & Awsumb, P.A.
Age--40

    Mr. Awsumb has been a director of the Company since November of 1998.
Mr. Awsumb is an attorney who has been employed by Rambow & Awsumb, P.A. since 1991.

--------------------------------------------------------------------------------

John T. Elliott                    President
Director since 1999                Elliott Contracting Corporation
Age--51

    Mr. Elliott has been director of the Company since May 1999. Mr. Elliott is a professional engineer and has served as the President of Elliott Contracting Corporation, an electrical construction and maintenance company, since 1993.

--------------------------------------------------------------------------------

James F. Freeman, III              Vice President of Sales
Nominee                            WACO Associates
Age--45

    Mr. Freeman has been nominated to serve as a director of the Company.
Mr. Freeman has spent his career in sales and general business management. Since January 2000 he has been employed by WACO Associates as a Vice President of Sales. From 1994 through 1999, Mr. Freeman served as a vice president of MG Industries' CO(2) Division.

--------------------------------------------------------------------------------

Thomas L. Houts                    President
Nominee                            Gryphics, Inc.
Age--51

    Mr. Houts has been nominated to serve as a director of the Company.
Mr. Houts is currently the President of Gryphics, Inc., a producer of computer interconnect devices. From 1996 through 1999, Mr. Houts served as President of Dry Fibre, Inc., a textile manufacturer.

--------------------------------------------------------------------------------

Vote Required

    The affirmative vote of a majority of the voting shares represented at the meeting of the Company's Capital Stock is required for election of the nominees.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

    MEETINGS. The Board of Directors met four times during 1999. Each current director attended at least seventy-five percent of the meetings of the Board of Directors and Board committees on which the director served.

    BOARD COMMITTEE MEETINGS.

    The Compensation Committee, which is currently comprised of Messrs. Lee and Perrine, is responsible for management of compensation matters, including recommendations to the Board of Directors on compensation arrangements for officers and incentive compensation for employees of the Company. The Compensation Committee met once in 1999.

    The Audit Committee, which is currently comprised of Messrs. Perrine, Awsumb and Elliott, supervises the financial affairs of the Company and reviews the scope and results of the audit and other services provided by the Company's independent accountants. The Audit Committee then reports the results of its review to the full Board and to management. The Audit Committee met three times in 1999.

    The Nominating Committee, which is currently comprised of Messrs. Hendry and Lee, considers and recommends nominees to the Board of Directors. The Nominating Committee did not meet in 1999. However, the Nominating Committee met once in 2000 in order to nominate two additional candidates to sit on the Company's Board of Directors. The Nominating Committee will consider nominees recommended by a shareholder, provided the shareholder submits a proposal in writing to the Company's Secretary which includes: the nominee's name, a list of the nominee's qualifications and a statement signed by the nominee indicating a willingness to serve.

    The Company's Directors are not paid any fees for service on the Board or attendance at Board meetings. However, in 1998, Messrs. Perrine and Awsumb were each issued an option to purchase 15,000 shares of the Company's Common Stock. In 1999, Mr. Elliott was issued an option to purchase 15,000 shares of the Company's Common Stock. Each option vests in equal parts over three years, contingent upon the director's reelection.

                                   PROPOSAL 2
                      AMENDMENT OF 1993 STOCK OPTION PLAN

    The Board of Directors, recognizing that insufficient shares are available to provide further grants of stock options under the 1993 Stock Option Plan (the "1993 Plan"), determined that it is in the interest of the Company to amend the 1993 Plan in order to continue the Company's practice of making stock options available to those employees responsible for significant contributions to the Company's business. The Board believes that the equity stake in the growth and success of the Company afforded by stock options provides key employees with an incentive to continue to energetically apply their talents within the Company. Accordingly, on March 10, 2000, the Board of Directors unanimously approved an Amendment to the Company's 1993 Stock Option Plan (the "Plan") and directed that it be submitted for consideration and action at the annual meeting. For adoption of the Plan, the Company's shareholders must approve it by the affirmative vote of a majority of the shares voted at the meeting.

    THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1993 STOCK
     OPTION PLAN.

    The proposed amendment increases the number of shares of the Company's Common Stock reserved and available for distribution under the Plan by 200,000 to 650,000. As of March 31, 2000, the Company had options outstanding under the Plan for 317,000 shares, of which 255,333 were then exercisable.

    The Plan is administered by the Company's Board of Directors or by a Committee appointed by the Board of Directors. Individual awards under the Plan may take the form of either Incentive Stock Options or Non-Qualified Stock Options. The Board will select optionees under the Plan from the Company's directors, officers, key employees and consultants and other persons having a contractual relationship with the Company who are responsible for or contribute to the Company's management, growth and profitability. No determination has been made with respect to future recipients of options under the Plan. It is not possible to specify the names or positions of the directors, officers or key employees to whom options may be granted, or the number of shares, within the limitations of the Plan, to be covered by such options.

    The Board has sole discretion to determine the recipient, date and number of shares of each grant under the Plan. No optionee may receive grants of stock options under the Plan which exceed 100,000 shares in any fiscal year of the Company. In addition, the aggregate fair market value (determined as of the time the option is granted) of the Common Stock for which an employee may have Incentive Stock Options vest in any calendar year may not exceed $100,000.

    The Board will determine the option price per share of the Common Stock purchasable under the Plan; if the Board does not set a price in the option grant, it will be the fair market value of the Common Stock on the date the option is granted. In addition, the option price per share of Common Stock granted as an Incentive Stock Option will never be less than 100% of the fair market value of the Common Stock on the date of the grant. The option price per share of Common Stock granted as a Non-Qualified Stock Option will never be less than 50% of the Common Stock's fair market value on the date of the grant.

    The Board has the discretion to set the term of each option granted under the Plan. If the Board does not fix the term of an option, it will be ten years from the date of the grant. No Incentive Stock Options granted under the Plan will be exercisable more than ten years following the date of the grant. The Board also has the discretion to determine the date on which options granted under the Plan will be exercisable. If the Board does not state the date of exercise in the option grant, the option will be exercisable one year after the date of the grant.

    The Board of Directors will appropriately adjust the number and option price of shares subject to the Plan in the event of any recapitalization, stock dividend, adjustment or other change in the Company's corporate structure or shares. The Board may grant no Incentive Stock Options under the Plan after September 1, 2003. There is no charge against the Company in connection with the grant of an option or the exercise of an option by an employee of the Company.

    The Company has been advised that under currently applicable provisions of the Internal Revenue Code, an optionee will not be deemed to receive any income for Federal tax purposes upon the grant of an option under the Plan, nor will the Company be entitled to a tax deduction at that time. However, upon the exercise of an option the tax consequences are as follows:

        1. Upon the exercise of a Non-Qualified Stock Option, the optionee will be deemed to have received ordinary income in an amount equal to the difference between the option price and the market price of the shares on the exercise date. The Company will be allowed an income tax deduction equal to the excess of market value of the shares on the date of exercise over the cost of such shares to the optionee.

        2. Upon the exercise of an Incentive Stock Option, there is no income recognized by the optionee at the time of exercise. If the stock is held at least one year following the exercise date and at least two years from the date of grant of the option, the optionee will realize a long-term capital gain or loss upon sale, measured as the difference between the option exercise price and the sale price. If either of these holding period requirements are not satisfied, ordinary income tax treatment will apply to the amount of gain at sale or exercise, whichever is less. No income tax deduction will be allowed the Company with respect to shares purchased by an otpionee upon the exercise of an Incentive Stock Option, provided such shares are held for the required periods as described above.

    Under the Internal Revenue Code, an option will generally be disqualified from receiving Incentive Stock Option tax treatment if it is exercised more than three months following termination of employment. However, if the optionee is disabled, such statutory treatment is available for one year following termination. If the optionee dies while employed by the Company or within three months thereafter, the statutory time limit is waived altogether. In no event do these terms extend the rights to exercise an option beyond those rights provided by the terms of the option.

    On April 18, 2000, the closing price of the Company's Common Stock was $3.44 per share.

                            ------------------------

                             EXECUTIVE COMPENSATION

    The following table shows, for the fiscal years ending December 31, 1999, 1998 and 1997, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to John J. Lee, the Company's current President and Chief Executive Officer. No other executive officer of the Company received total cash compensation exceeding $100,000 during 1999.

                           SUMMARY COMPENSATION TABLE
               ANNUAL COMPENSATION AWARDS LONG TERM COMPENSATION

                                                                           STOCK OPTIONS      OTHER
NAME AND PRINCIPAL POSITION                            YEAR      SALARY      (NUMBER)      COMPENSATION
---------------------------                          --------   --------   -------------   ------------
John J. Lee(1).....................................    1999     $122,972          -0-             --
President and Chief                                    1998      128,527          -0-             --
Executive Officer                                      1997       70,656      100,000             --

------------------------

(1) Mr. Lee became President and Chief Executive Officer in May of 1997.

OPTION GRANTS IN LAST FISCAL YEAR

    No options were granted to Mr. Lee in 1999.

YEAR-END OPTIONS VALUES

    No options were exercised by Mr. Lee during 1999. The following table sets forth, with respect to Mr. Lee, certain information relating to unexercised stock options held as of the end of the fiscal year ended December 31, 1999.

                                                          NUMBER OF               VALUE OF UNEXERCISED
                                                         OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                      DECEMBER 31, 1999           DECEMBER 31, 1999(1)
                                                 ---------------------------   ---------------------------
NAME                                             EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                             -----------   -------------   -----------   -------------
John J. Lee....................................    66,666         33,334           -0-            -0-

------------------------

(1) The value of unexercised options is calculated by determining the fair market value of the shares underlying the options at December 31, 1999 and the exercise price of the options.

EMPLOYMENT AGREEMENTS

    The Company has no written employment agreements with its executive officers.

                              CERTAIN TRANSACTIONS

    On August 29, 1991 Bruce E. Hendry, the Company's current Chairman of the Board of Directors, entered into an Asset Purchase Agreement with G. Heileman Brewing Company ("Heileman") to purchase the real property commonly known as the Jacob Schmidt Brewery in Saint Paul, Minnesota, certain equipment and other tangible assets in connection therewith, the trademark "Grain Belt," and certain assets relating to the marketing and distribution of beer. Heileman was operating as debtor-in-possession under the United States Bankruptcy Code in the Southern District of New York.

    Minnesota Brewing Limited Partnership (the "Partnership") was formed by
Mr. Hendry and other private investors in September 1991. Mr. Hendry assigned the Asset Purchase Agreement to the Partnership, and the Partnership acquired the brewery and equipment from Heileman for approximately $2.75 million. The Company, however, acquired the Grain Belt trademark directly from Heileman. The General Partner of the Partnership is Minnesota Brewing Management Company.
Mr. Hendry is the President and sole shareholder of Minnesota Brewing Management Company. Mr. Lee and Mr. Perrine, each of whom is a director of the Company, are limited partners in the Partnership.

    On September 11, 1991 the Company was incorporated under Minnesota law. In October 1991, the Partnership contributed $2,600,000 to the Company and received 1,541,084 shares of Common Stock. Concurrent with the closing of the Company's initial public offering in 1993, the Partnership assumed approximately $825,140 in obligations of the Company owed to the Housing and Redevelopment Authority of the City of Saint Paul as well as to the City of Saint Paul.

    In March and April 1998, the Company entered into two additional agreements with the Partnership under which the Partnership loaned the Company an additional $475,000 and agreed to provide the Company with a $2.5 million line of credit. Advances under the line of credit accrue interest at the higher of the prime rate of interest plus 1.0 percent or 9 percent. The line was secured by substantially all the assets of the Company. This line of credit agreement expired on January 1, 1999, the Company was unable to pay all amounts due under the line and as a result the Company was in default under this agreement. On April 15, 1999, the Partnership committed to amend the line of credit agreement with the Company thereby curing the default that existed at that date. The amended line of credit, which expires on April 15, 2002, will provide borrowings up to $1.5 million.

    Beginning in 1997, the Company investigated and began to develop a business for the production of ethanol. Ethanol is principally produced from the processing of corn, including its fermentation into fuel grade alcohol. Because of the significant cost of an ethanol production facility, the Company has obtained investors to satisfy lenders' request for equity. The Company has contributed assets to and obtained a 28% minority interest in the ethanol operation, Gopher State Ethanol, LLC ("Gopher State"). The Partnership owns 49% of Gopher State. As the President and sole shareholder of the Partnership's General Partner, Mr. Hendry has a significant interest in Gopher State.

    In 1999, the Company formed MG-CO(2) St. Paul ("CO(2) Joint Venture") to produce liquid carbon dioxide. CO(2) Joint Venture is a joint venture with MG Industries, a third party unrelated to the Company. CO(2) Joint Venture has agreed to purchase 100% of the liquid carbon dioxide byproduct of Gopher State's ethanol production. One of the Company's nominees for its Board of Directors, James F. Freeman, III, was a Vice President of the CO(2) Division of MG Industries from January 1994 through December 1999.

    The Company's production facilities for all of its subsidiaries are located in Saint Paul, Minnesota. In the past the Company leased its production facilities and certain of its equipment from the Partnership. On March 29, 1999, the Company and the Partnership terminated their lease agreement. The Partnership also contributed its interest in the real estate and equipment that had been previously leased to the Company to Gopher State. On March 29, 1999, the Company and Gopher State entered into a new lease agreement for the same land, building and production equipment that the Company had previously leased from the Partnership. The new lease agreement provides for rent of $25,000 per month and has an initial term of 10 years which expires in 2009. The Company shall have the option to extend this lease for three consecutive additional terms of ten (10) years each. The lease gives the Company the right to purchase the brewing facilities and equipment at any time during the term of the lease at the fair market price of the assets at the time the option is exercised. There are no provisions for production rent in the new agreement. The Company has also entered into a shared facilities and services agreement, under which it has agreed to share certain office space and services with Gopher State.

    The Company issued 547,614 shares of Preferred Stock to the Partnership in satisfaction of $1,369,036 owed for deferred rents and accrued interest at December 31, 1998. The preferred shares have a 9% cumulative dividend rate, voting rights and are convertible into common stock at the rate of one share of common stock per share of preferred stock. The holders of Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock into which the Preferred Stock could be converted. On March 31, 1999, the Partnership converted an additional $150,327 of debt into 60,131 additional shares of Preferred Stock. The dividends can be deferred and if they are not paid, they accumulate without interest. As of March 31, 2000, the amount of Preferred Stock dividends in arrears was $167,543.

    During 1999, the Company and Gopher State paid insurance premiums of approximately $654,556 to their carriers through The Hays Group, Inc., an insurance broker of which Mr. Perrine, a director of the Company, is Vice President. The insurance policies covered both the Company's facilities and employees and those of Gopher State. The Company believes that all insurance purchased through the Hays Group,

Inc. was on terms as favorable as would be obtained from disinterested third parties. The Company also believes that the commissions received by the Hays Group, Inc. were in line with industry standards. In addition, in 1999
PAR, Inc., a private company in which Mr. Perrine is a 60% shareholder, received a $52,000 mortgage banking fee in connection with financing it obtained for Gopher State and the construction of the ethanol production facility.

    In 1999, Elliott Contracting Corporation ("Elliott Contracting") provided electrical contracting and maintenance services to both the Company and Gopher State. Elliott Contracting was chosen as the electrical contractor for Gopher State and the Company in a competitive bidding process which occurred before construction of the ethanol facility commenced. After the bid of Elliott Contracting was accepted, John T. Elliott was elected to the Company's Board of Directors.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, all insiders of the Company filed in a timely manner all such reports.

                             SHAREHOLDER PROPOSALS

    Any proposal by a shareholder intended to be included in the proxy statement for the annual shareholder meeting in 2001 must be received by the Company at 882 West Seventh Street, Saint Paul, Minnesota 55102, no later than
December 28, 2000. Proposals received by that date will be included in the 2001 Proxy Statement if the proposals are proper for consideration at an annual meeting and are required for inclusion by, and conform to, the rules of the SEC.

    For a proposal not included in the proxy statement to be properly brought before an annual meeting by a shareholder, the shareholder must notify the Company no later than March 14, 2001. If a shareholder fails to provide notice by this date, the proposal will be considered untimely for purposes of Rule 14c-4(c) of the SEC's proxy rules and, accordingly, the Company will be entitled to exercise its discretionary voting authority with respect to the proposal.

                   ANNUAL REPORT AND INDEPENDENT ACCOUNTANTS

    An Annual Report of the Company setting forth the Company's activities and containing financial statements of the Company for the fiscal year ended December 31, 1999 accompanies this Notice of Annual Meeting and proxy solicitation material.

    The accounting firm of McGladrey & Pullen, LLP has served as independent public accountants for the Company since the Company's inception in September 1991. The Company expects that a representative from McGladrey & Pullen, LLP will attend the Annual Meeting and be available to respond to appropriate shareholder questions.

    From time to time, the Company's Audit Committee, as part of its charter, examines the Company's needs with respect to its independent public accountants, reviews the Company's relationship with its current independent public accountants and makes recommendations regarding the accountants to the full Board of Directors. The Audit Committee has not completed this analysis or made a recommendation to the Company for the hiring of independent public accountants to audit the Company's books and records for the fiscal year ending
December 31, 2000.

                                   FORM 10-K

    A copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available without charge to shareholders of the Company. Shareholders may obtain a copy of the Form 10-K upon written request to the Company at 882 West Seventh Street, Saint Paul, Minnesota 55102. Copies also may be obtained without charge through the Securities and Exchange Commission's web site at http://www.sec.gov/edgarhp.htm.

                                 OTHER BUSINESS

    The management of the Company does not know of any other business to be presented at the Annual Meeting of Shareholders. If any matter properly comes before the meeting, however, it is intended that the persons named in the enclosed form of proxy will vote said proxy in accordance with their best judgment.

    ALL PROXIES PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY SHAREHOLDERS. IF NO DIRECTION IS MADE, PROXIES WILL BE VOTED IN FAVOR OF THE PROPOSALS.

                                  MBC HOLDING COMPANY

                            ANNUAL MEETING OF SHAREHOLDERS
                                     May 31, 2000














MBC Holding Company                                                  PROXY
------------------------------------------------------------------------------
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby constitutes and appoints Bruce E. Hendry and John J. Lee and each of them, with full power of substitution, as proxies to vote all shares of Capital Stock of MBC Holding Company held by the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 31, 2000, and at any adjournments thereof, as designated below on the matters referred to and in their discretion upon such other business as may properly come before the Annual Meeting.






                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                          -  Please detach here  -


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.   ELECTION OF DIRECTORS:  01 Bruce E. Hendry         05 Robert A. Awsumb
                             02 John J.  Lee            06 John T. Elliott
                             03 Richard A. Perrine      07 Thomas L. Houts
                             04 James F. Freeman, III

     / / FOR ALL             / / WITHHOLD
         nominees listed         AUTHORITY
         (except as marked to the contrary to vote for ALL nominees listed below)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR       --------------------------
ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) OF THE
NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)         --------------------------

2. The proposal to amend the Company's 1993 Stock Option Plan by increasing the number of shares authorized under the Plan.

        / / For        / / Against       / / Abstain

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN. IF NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE ELECTION OF NOMINEES NAMED HEREIN AND FOR THE OTHER PROPOSALS.

Address Change? Mark Box   / /
Indicate changes below:


Please sign exactly as your name appears to the left. When shares are held by joint tenants, both must sign. Fiduciaries should indicate title and authority.

Date:                                    , 2000
     ------------------------------------

-----------------------------------------------


-----------------------------------------------
Signature(s)


PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE
PROVIDED.